Exhibit 10.3

                            PRECISION FUNDING, L.L.C.
                             c/o Avenir Corporation
                         1725 K Street, N.W., Suite 410
                             Washington, D.C. 20006

                                October 30, 2002



Precision Auto Care, Inc.
748 Miller Drive, S.E.
Leesburg, Virginia 20175
Attn: Louis M. Brown, Jr.,
      President and Chief Executive Officer

      Re: Termination of Loan Renewal and Security Agreement

Dear Lou:

      As you know, we entered into that certain Loan Renewal and Security Agreement ("Loan Agreement"), effective as of October 1, 2000, with Precision Auto Care, Inc. ("PACI") and certain subsidiaries wholly owned and/or controlled by it (PACI and such subsidiaries are the "Borrowers", as defined in the Loan Agreement). Pursuant to the transactions contemplated by that certain Exchange Agreement of even date herewith (the "Exchange Agreement"), among other things, we have agreed to exchange certain debt owed by the Borrowers to us under the Loan Agreement for equity in PACI, provided that the Loan Agreement is terminated contemporaneously.

      Accordingly, all of the undersigned Borrowers hereby acknowledge that, contemporaneously with the closing of the transactions contemplated by the Exchange Agreement, the Loan Agreement and any and all obligations of Precision Funding, L.L.C. ("Precision Funding") to make additional Advances (as defined in the Loan Agreement) thereunder shall be, and are, curtailed and terminated in all respects. Further, Precision Funding and each Borrower hereby releases and forever waives and relinquishes all claims, demands, obligations, liabilities and causes of action whatsoever, of any kind or nature, whether known or unknown, which it now has or may hereafter assert against Borrowers and Precision Funding, respectively (and their respective directors, officers, employees, attorneys, agents, successors, predecessors, assigns and affiliates), arising out of, resulting from or otherwise related to the Loan Agreement and
(i) in the case of Precision Funding, Borrower's failure to repay any amounts owed thereunder, and (ii) in the case of Borrower, Precision Funding's obligations (including obligations to make Advances) thereunder; provided, however, the foregoing release and waiver are not intended to apply to the enforcement of the Exchange Agreement and the other documents and instruments executed and delivered in connection therewith and

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Precision Auto Care, Inc.
October ___, 2002
Page 2

transactions contemplated thereby, the parties' respective rights and remedies thereunder and at law or in equity with respect thereto being expressly preserved and reserved.

      Please acknowledge your acceptance of the foregoing by signing this letter in the space indicated below.

                                                Very truly yours,

                                                PRECISION FUNDING, L.L.C.


                                                By:_____________________________
                                                    Peter C. Keefe, Manager


SEEN AND AGREED:

PRECISION AUTO CARE, INC.


By: ___________________________
     Louis M. Brown, Jr.,
     President and CEO



WE JAC CORPORATION

By: ___________________________
     Louis M. Brown, Jr.,
     President and CEO

Precision Auto Care, Inc.
October ___, 2002
Page 3


HYDRO SPRAY CAR WASH EQUIPMENT CO., LTD., formerly
PRECISION BUILDING SOLUTIONS
INCORPORATED, formerly known as
LUBE VENTURES, INC.

By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO



MIRACLE PARTNERS, INC.

By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO



PREMA PROPERTIES, LTD.

By: ___________________________
      Louis M. Brown, Jr.,
      General Manager


MIRACLE INDUSTRIES, INC.


By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO

Precision Auto Care, Inc.
October ___, 2002
Page 4



PTW, INC.

By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO



NATIONAL 60 MINUTE TUNE, INC.


By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO



PRECISION TUNE AUTO CARE, INC.


By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO



WORLDWIDE DRYING SYSTEMS, INC.


By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO

Precision Auto Care, Inc.
October ___, 2002
Page 5


PAC MEXICAN DELAWARE HOLDING
COMPANY, INC.


By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO



PRECISION AUTO CARE MEXICO II,
S. de R.L. de C.V.


By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO



PRECISION AUTO CARE MEXICO I,
S. de R.L. de C.V.


By: ___________________________
      Louis M. Brown, Jr.,
      President and CEO



INDY VENTURES, L.L.C.


By: ___________________________
      Louis M. Brown, Jr.,
      Manager